UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 29, 2011

LAWSON PRODUCTS, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-10546	36-2229304
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1666 E. Touhy Avenue, Des Plaines, Illinois		60018
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(847) 827-9666

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 29, 2011, Lawson Products, Inc. (the "Company") entered into the Sixth Amendment to Credit Agreement (the "Amendment") between the Company and The PrivateBank and Trust Company. As a result of the many initiatives that the Company has undergone and will continue to undergo during 2012 including, but not limited to, the recent Enterprise Resource Planning implementation, sales channel transformation and network optimization (including the consolidation of three Illinois facilities into one consolidated packaging/distribution center and the relocation of the Company’s headquarters location), and the recent financial results, the Company modified various financial covenants to provide additional flexibility for the fourth quarter of 2011 and quarterly and annual results for 2012.

The Amendment modifies the financial covenants to replace the existing Debt Service Coverage Ratio requirement with a minimum Consolidated EBITDA (as defined) on a quarterly basis through the third quarter ended September 30, 2012. The Debt Service Coverage Ratio will be reinstituted for the trailing four quarters ended December 31, 2012 at a reduced minimum of 1.10 to 1.00 which then returns to the existing level minimum before the Amendment of 1.20 to 1.00 for the trailing four quarters ended March 31, 2013 and each quarter thereafter. Additionally, the Consolidated EBITDA (as defined) has been expanded to allow for certain non-recurring add-backs to better reflect ongoing operations.

The description of the terms of the Amendment above is qualified in its entirety by reference to the full text of the Amendment which is incorporated by reference to this Current Report on Form 8-K as Exhibit 10.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the Amendment is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits

10.1 Sixth Amendment to Credit Agreement dated December 29, 2011, by and among Lawson Products, Inc. and certain of its subsidiaries and The PrivateBank and Trust Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAWSON PRODUCTS, INC.

January 4, 2012	By:	Ronald J. Knutson

Name: Ronald J. Knutson
Title: Senior Vice President, Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Sixth Amendment to Credit Agreement dated December 29, 2011, by and among Lawson Products, Inc. and certain of its subsidiaries and The PrivateBank and Trust Company.